Commitments & Contingencies	12 Months Ended
Jun. 30, 2023
Commitments & Contingencies [Abstract]
Commitments & Contingencies

Note 4 — Commitments & Contingencies

Manufacturing Commitment

On June 28, 2022, Eureka and the Company entered into the License Agreement under which Eureka granted to the Company a license under certain intellectual property controlled by Eureka for exploitation by the Company in the Company’s territory under the License Agreement (the “Licensed Territory”). Eureka will be solely responsible for the manufacture and supply of clinical quantities of the licensed products and final filled and finished (including packaged) drug product form of the licensed products for development and commercialization purposes in the field both in the Licensed Territory and elsewhere. Refer to Note 6.

Equity Financing Commitment

On April 20, 2023, UPTD entered into a common stock purchase agreement (as amended on April 26, 2023 and from time to time, the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion. Pursuant to the Common Stock Purchase Agreement, following the Closing, Estrella has the right, but not the obligation to require White Lion to purchase, from time to time, up to the lesser of (i) $50,000,000 in aggregate gross purchase price of newly issued shares of common stock of Estrella and (ii) the Exchange Cap (as defined below), in each case, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

In consideration for the commitments of White Lion under the Common Stock Purchase Agreement, Estrella in cooperation with UPTD, Estrella and White Lion entered into a Joinder to Estrella’s Series A Preferred Stock Purchase Agreement (the “Joinder”) pursuant to which Estrella agreed to issue immediately prior to the Closing an aggregate of 250,000 shares of Series A Preferred Stock, which the parties have acknowledged has a value of $250,000. Additionally, pursuant to the Joinder, White Lion agreed to purchase 500,000 shares of Estrella’s Series A Preferred Stock for $500,000 in cash immediately prior to closing of the Merger. Such shares of Estrella Series A Preferred Stock will automatically convert into 750,000 shares of Estrella Common Stock immediately prior to the Effective Time and then into Merger Consideration Shares of UPTD based on the exchange ratio determined by the total number of shares of Estrella Common Stock outstanding at the Effective Time in accordance with the Merger Agreement.

Contingencies

From time to time, the Company is party to certain legal proceedings, as well as certain asserted and un-asserted claims. Amounts accrued, as well as the total amount of reasonably possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the financial statements.

In some instances, the Company may be required to indemnify its licensors for the costs associated with any such adversarial proceedings or litigation. Third parties may assert infringement claims against the Company, its licensors or its strategic collaborators based on existing patents or patents that may be granted in the future, regardless of their merit. There is a risk that third parties may choose to engage in litigation or other adversarial proceedings with the Company, its licensors or its strategic collaborators to enforce or otherwise assert their patent rights.